December 16, 2016 Path Forward Into 2017

2 Forward-looking Statements These slides and accompanying oral presentation contain forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current fact. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission including its 2015 Annual Report on Form 10-K under the caption "Risk Factors." In addition, these statements are based on a number of assumptions that are subject to change. These slides speak only as of this date. Colfax disclaims any duty to update the information herein. The term "Colfax" in reference to the activities described in these slides may mean one or more of Colfax's global operating subsidiaries and/or their internal business divisions and does not necessarily indicate activities engaged in by Colfax Corporation.

3 Colfax Strategy – A Winning Model Focus and Empower Top Talent Acquire Good Companies Use CBS to Make Them Great  Attractive markets  Strong brands and solutions  Opportunities to improve and expand  Values  Tools and processes  Way of working  Independent businesses  Great leaders, strong teams, winning spirit  Lean, high value corporate WE USE CBS TO MAKE GOOD BUSINESSES GREAT

4 Executing in 2016  Achieving target of $50 million restructuring cost savings  Affirming 2016 guidance of $1.50 to $1.55 Adj. EPS  Strengthening position in key welding markets like Europe, Russia, India, and South America  Improving service levels  Success on key projects and aftermarket initiatives  Investing in regional organizations in Middle East, South Asia, and Southeast Asia  Exciting pace of new products  Rebel, Renegade, Cutmaster, WeldCloud, SmartEXEC, and many more BUILDING MOMENTUM INTO 2017

5 Driving Shareholder Value Mid-teen segment margins GDP +1-2% organic growth Acquire to compound returns Strengthen the foundation − Deeper, empowered talent accelerating performance − Colfax Business System – delivering results − Cost realignment to simplify and leverage scale Pivot to growth − Aftermarket and expanding industrial applications − Dynamic resource allocation to growth regions & markets − Drive innovation – new products & IoT advantage Strengthen the portfolio − Bolt-on acquisitions leverage technology and channel − Adjacency acquisitions expand technology and markets − New platforms broaden, diversify portfolio 3-5 Year Objectives

6 Markets Near Bottom of Cycle Current Environment • Sluggish as customers minimize expenses • Lower power utilization rates in the US and China • NA welding stabilizing sequentially; Europe flat • Environmental spend starting in China • Lower capex spending YOY • Current projects progressing but few new projects • Policy changes in China slow new build, accelerate environ. • Steady pace in SEA • New regulations in India Aftermarket General Industrial Oil & Gas Power Source: Internal company management estimates. Order Indicators • Increasing oil prices • Maintenance deferments already in comps • Aging power fleet in China • Stable to up global PMI • GDP forecast uptick in ’17 • Increasing oil prices • Refinery utilization • Refined products demand • Thermal power generation announced projects • Utilization • Announced regulations STABLE OUTLOOK BUT NO MARKET UPTICK EXPECTED BEFORE SECOND HALF 2017

7 2017 Expectations  Flat to down (2)% organic revenue  Sales quarterly seasonality: 22-23%, 25-26%, 24-25%, 27-28%  +7% adjusted EPS growth at mid-point  Driven by $50 million of structural cost reductions  Partially offset by $5 to $10 million of growth investments and inflation, net of productivity  Approximately $35M of interest expense  Strong free cash flow conversion 2017 2016 $1.50-$1.55 $1.55-$1.70

FINANCIAL SCHEDULE

9 Non-GAAP Reconciliation (Unaudited) Note: Guidance as of 12/16/16. 2017 EPS Range Projected net income per share – diluted $1.29 $1.44 Restructuring costs 0.36 0.36 Tax Adjustment (0.10) (0.10) Projected adjusted net income per share - diluted $1.55 $1.70 Colfax has provided financial information in this presentation that has not been prepared in accordance with GAAP. The non-GAAP financial measure of adjusted net income per share excludes restructuring charges. This non-GAAP financial measure assists Colfax in comparing its operating performance on a consistent basis by removing the impact of charges associated with major restructuring programs.